                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 21, 2003
                                 --------------



                               CRAWFORD & COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     GEORGIA
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


             1-10356                                58-0506554
    ------------------------           --------------------------------
    (Commission File Number)           (IRS Employer Identification No.)


               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 256-0830
                           -------------------------
              (Registrant's telephone number, including area code)



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ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated July 21, 2003


ITEM 9.  Regulation FD Disclosure

         The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 23-47583.

         On July 21, 2003, Crawford & Company (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CRAWFORD & COMPANY
                                               (Registrant)



                                       By:  /s/ JOHN F. GIBLIN
                                            ----------------------------------
                                            John F. Giblin
                                            Executive Vice President and
                                            Chief Financial Officer

Dated:   July 21, 2003


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                                  EXHIBIT INDEX


  Number          Descriptions
  ---------       ---------------
  99.1            Press Release issued July 21, 2003




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